UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 20, 2005

                              ____________________

                              PharmaFrontiers Corp.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)


           000-25513                                     76-0333165
           ---------                                     ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)

 2408 Timberloch Place, Suite B-7
      The Woodlands, Texas                                 77380
      --------------------                                 -----
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

     On June 17, 2005 the Company completed a private placement to institutional and other accredited investors and issued 3,387,217 units at $1.50 per unit; each unit is comprised of one share of newly issued common stock and three separate types of warrants to purchase a total of 2.75 shares of common stock as follows: a Series A Warrant for 1.25 shares with an exercise price of $2.00 which expires on the later of January 25, 2006 or five months after the registration statement referred to below is declared effective; a Series B Warrant for one-half of a share with an exercise price of $2.90 which expires on the later of September 25, 2006 or 12 months after the registration statement referred to below is declared effective; and a Series C Warrant for one share with an exercise price of $4.00 that expires on May 25, 2010. Aggregate gross proceeds to the Company were approximately $5.08MM. In connection with the private placement, PharmaFrontiers has agreed to file a registration statement on Form SB2 by July 15, 2005 to register the re-sale of the shares of common stock and the shares underlying the warrants.

     The securities were offered and sold to 57 "accredited investors," as such term is defined in Rule 501 under the Securities Act ("Act"). The offers and sales were made without registration under the Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws.

Item 9.01   Financial Statements and Exhibits

  (c)    Exhibit 99.1

The following exhibits are to be filed as part of this 8-K:


Exhibit No.          Description
-----------          -----------

99.1                 Press release issued June 20, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PHARMAFRONTIERS CORP.


                                    By:  /s/ David B. McWilliams
                                    ----------------------------
                                    David B. McWilliams, Chief Executive Officer

DATE:  June 20, 2005

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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

99.1                 Press release issued June 20, 2005.